                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                  MARCH 7, 1997
                                (DATE OF REPORT)



                                PLD TELEKOM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                        0-20444               NOT APPLICABLE
(STATE OR OTHER JURISDICTION OF          (COMMISSION            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          FILE NUMBER)           ID NO.)



     C/O PLD MANAGEMENT SERVICES LIMITED
     43 DOVER STREET
     LONDON  ENGLAND                                                W1X 3RE
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                                 44-171-629-3217
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)
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ITEM 5.    OTHER EVENTS.

           On March 3, 1997, the Registrant announced by press release (the "Press Release") the change of its corporate domicile from Canada to the United States.

           The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99 and made a part hereof, into this Item 5.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of Businesses Acquired:  None

        (b)    Pro Forma Financial Information:  None

        (c)    Exhibits:

               3.1   Certificate of Domestication of the Registrant.
               3.2   Certificate of Incorporation of the Registrant.
               3.3   Bylaws of the Registrant.
               99    Press Release, dated March 3, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PLD TELEKOM INC.


Date:  March 7, 1997                   By:  /s/ Simon Edwards
                                            ---------------------------
                                            Chief Financial Officer and
                                            Treasurer
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                                  EXHIBIT INDEX


    Exhibit

      3.1      Certificate of Domestication of the Registrant.
      3.2      Certificate of Incorporation of the Registrant.
      3.3      Bylaws of the Registrant.
      99       Press Release, dated March 3, 1997.